Rule 497(d)




                                     FT 1004

                 Value Architects Health Care SCORE, Series 2005

                Supplement to the Prospectus dated June 23, 2005

         Notwithstanding anything to the contrary in the Prospectus, all shares of Advanced Neuromodulation Systems, Inc. (Ticker: ANSI) have been removed from the portfolio of the above-referenced series for certain of the reasons enumerated in the section entitled "Removing Securities from the Trust" in the Prospectus.

November 23, 2005